SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15d of the

                  Securities and Exchange Act of 1934


                      ---------------------------

                   Date of Report (Date of earliest
                   event reported) February 20, 1996



                            WLR Foods, Inc.
        (Exact name of registrant as specified in its charter)

         Virginia            0-17060              54-1295923
        (State of        (Commission File     (IRS Employer Iden-
      Incorporation)         Number)            tification No.)


                P.O. Box 7000                        22815
              Broadway, Virginia                  (Zip Code)
   (Address of Principal executive offices)


                            (540) 896-7001
                    (Registrant's telephone number,
                         including area code)

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Item 5.   Other Events

     On February 20, 1996, the United States Supreme Court denied the petition of Tyson Foods, Inc. for a writ of certiorari in its litigation with WLR Foods, Inc. and WLR's directors. In its petition, Tyson had asked the Court to grant an appeal from the September 22, 1995 decision of the United States Court of Appeals for the Fourth Circuit in favor of WLR Foods and its directors. The Supreme Court proceedings represent Tyson's last opportunity for a reversal of the rulings of the lower courts, and absent a Tyson request for reconsideration, the Supreme Court's denial of Tyson's petition concludes the companies' current litigation, which began in February, 1994.



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                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WLR Foods, Inc.


                              By:_/s/ James L. Keeler_____________
                                   James L. Keeler
                                   President and
                                   Chief Executive Officer





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